March 1, 2019

SUPPLEMENT TO

Hartford SCHRODERS TAX-AWARE BOND ETF

SUMMARY PROSPECTUS

DATED NOVEMBER 28, 2018

(the “Fund”)

(series of Hartford Funds Exchange-Traded Trust)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Edward H. Jewett and Richard A. Rezek Jr. will no longer serve as portfolio managers of the Fund, and Lisa Hornby will be added as a new portfolio manager of the Fund. Andrew B.J. Chorlton, Neil G. Sutherland and Julio C. Bonilla will continue to serve as portfolio managers to the Fund. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

1.	All references to Mr. Jewett and Mr. Rezek are deleted in their entirety.

2.	The table on p. 6 is revised to add the following information:

Portfolio Manager	Title	Involved with Fund Since
Lisa Hornby, CFA	Portfolio Manager	2018

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7468	March 2019